UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2015

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Betafox Corp.

(Exact name of registrant as specified in its charter)

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Nevada	333-197968	33-1230099
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

One World Trade Center

EGD Global Suite 8500

New York, NY 10007

(Address of Principal Executive Office) (Zip Code)

212-220-7102

(Registrant’s telephone number, including area code)

.John Lowy, Esq.

645 Fifth Avenue, Suite 400

New York, NY 10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

On April 26, 2015, Giorgos Kallides (the “Seller”), entered into an Agreement for the Purchase of Common Stock (the “Stock Purchase Agreement”) with Future Continental Limited, P.O. Box 1239 Offshore Incorporations Centre, Victoria, Mahe, Republic of Seychelles, a Republic of Seychelles company (“Purchaser”) pursuant to which the Seller agreed to sell to Purchaser”, the Six Million (6,000,000) shares of common stock of the Registrant (the “Shares”) owned by the Seller, constituting approximately 73.8% of the Registrant’s 8,130,000 issued and outstanding common shares, for $340,000. The sale was consummated on May 11, 2015.

As a result of the transfer of the Shares, there was a change of control of the Registrant. There is no family relationship or other relationship between the Seller and the Purchaser, or any of the Purchaser’s affiliates.

In connection with the sale of the Shares under the Stock Purchase Agreement, the Seller submitted his resignation as the Registrant’s sole director and officer, and appointed Mr. Lei Pei (the “Designee”) as the sole director of the Registrant.  As a result thereof, the Designee now constitutes the entire Board of Directors of the Registrant.

As of the date hereof, the authorized capital stock of the Registrant consists of 75,000,000 shares of common stock, par value $.001 per share, of which 8,130,000 shares are issued and outstanding.  Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders. There is no other class of shares of the Registrant authorized, issued or outstanding.

This was a private transaction between the Seller and Purchaser, and no new shares of the Registrant were sold or issued.

The information required by this Item 5.01 is incorporated herein by reference to Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Stock Purchase Agreement, Mr. Kallides, the Registrant’s sole officer and director, resigned his positions.  His resignation was not the result of any dispute or disagreement with the Registrant.

The Registrant’s new director, including any additional directors appointed by the Board of Directors, will hold office until the earlier of their death, resignation or removal by stockholders, or until their successors have been duly elected and qualified.  The Registrant’s officers are elected annually by, and serve at the pleasure of, the Board of Directors.

Biographies

FORMER DIRECTOR AND EXECUTIVE OFFICER

Set forth below is information concerning the former sole director and executive officer of the Registrant, who resigned all of his positions as a result of the change of control on May 11, 2015:

Name	Age	Position/Title
Giorgos Kallides	48	President, CEO, Treasurer, Secretary

Mr. Kallides:  1985– 1990: University of Nicosia, specialty Electrical & Computer Engineer. 1990 – 2000: Stephanis Network of shops, Manager Programmer; 2001 – 2009: EAC - "Vasilikos", head assistant of Information Department; 2009 – 2012: cement plant "Vasilikos", head of Information Department; since formation of the Registrant in September, 2013: President, CEO, Secretary, Treasurer and sole Director.

Set forth below is information describing the Registrant’s new sole director and officer:

Name and Address	Age	Position/Title
Mr. Lei Pei	38	Director; Chairman, Chief Executive Officer, Chief Financial Officer

Mr. Pei has a Bachelor’s degree in International Economic Law from Nankai University, China and a Master’s degree in International Business Law from the University of Manchester, UK. Mr. Pei has been a consultant to global, top 10 law firms regarding Chinese law related matters. Mr. Pei served as Legal Counsel for Liberty & Co. Solicitors in London, UK, from 2002 to 2005. He was a lawyer with the Beijing Concord & Partners from 2005 to 2007, and then with the Beijing office of the international law firm, Hogan Lovells, from 2007 to 2008. He served as a Managing Partner with King & Bond Law Firm in Beijing from 2008 to 2010. Between 2010 to 2013, Mr. Pei served as the Co-founder and General Manager of Lawspirit Education Group Limited in Beijing, China. Mr. Pei is currently the National Senior Financial Planner of Chinese National Human Resources and the Ministry of Labor and Social Security, and Chairman and General Manager of Guangdong Wu Jie Business Union Technology Co., Ltd. Mr. Pei also serves as the Chief Operating Officer of Global Future City Holding Inc., a publicly-held company.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the Registrant’s knowledge, during the past ten (10) years, neither our former or new director, nor promoter, or control person, has been:

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the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

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convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type  of business, securities or banking activities; or found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

The Registrant currently has no material plan, contract or arrangement (written or not written) to which any of the Designee is a party, or in which any of the Designee participates, or material amendment in connection with the triggering event, or any grant or award to, or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Registrant’s common stock by (i) each stockholder known by the Registrant to be the beneficial owner of more than 5% of the Registrant’s common stock and (ii) by the director and executive officer of the Registrant, as a result of the change of control.  The person or the Registrant named in the table has sole voting and investment power with respect to the shares beneficially owned.

Title of Class	Name and Address	Amount and Nature of	Percent of Class
	Of Beneficial Owner	Beneficial Ownership

Common Stock, par value $0.001	Future Continental Limited P.O. Box 1239 Offshore Incorporations Centre, Victoria, Mahe, Republic of Seychelles	6,000,000	73.8%
	Hongbo Yao(1) c/o Future Continental Limited P.O. Box 1239 Offshore Incorporations Centre, Victoria, Mahe, Republic of Seychelles	6,000,000	73.8%

(1)

Mr. Hongbo Yao is the 100% owner of Future Continental Limited, and may be deemed the beneficial owner of the shares purchased by the Purchaser.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Agreement for Purchase of Common Stock dated as of April 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BETAFOX CORP.

Date: May 15, 2015	By:	/s/ Lei Pei
Lei Pei, CEO

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